SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 28, 2001




                           SPHINX INTERNATIONAL, INC.
                           --------------------------
                            (Exact name of registrant
                          as specified in its charter)




        Florida                    0-20937              59-3171810
      --------------------------------------------------------------------

   (State or other         (Commission             (I.R.S. Employer
   jurisdiction of         File Number)           Identification No.)
   incorporation)




          2180 West State Road 434, Suite 6184, Longwood, Florida 32779
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (407) 682-1894
                                 --------------


                                 Not Applicable
                  ---------------------------------------------
              (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         In 1998, Phoenix contracted to provide software and software development and implementation services as a subcontractor to IBM Turk Limited Sirketi for the benefit of its customer, Sekerbank T.A.S. In May of 1999, IBM informed us that its contract with Sekerbank had been cancelled. IBM then purported to cancel its contract with us. According to IBM, Sekerbank cancelled their contract with IBM because of the failure of Phoenix to perform, called in an IBM performance bond, and received most of its money back from IBM. IBM has paid us over $1 million under the subcontract, has requested a return of all funds, and has indicated they may have claims against us for up to $5.2 million in damages. We disagree with IBM's position, believe that IBM, and not Phoenix, is responsible for the cancellation of the contract by Sekerbank, and believe that we have claims against IBM under our subcontract for the remaining value of the contract, which amounts to at least $3.9 million. The parties tried unsuccessfully to resolve the dispute through negotiation.

         On February 28, 2001, we initiated a lawsuit against IBM. The suit is styled Sphinx International, Inc. f/k/a Phoenix International Ltd., Inc. v. IBM Turk Limited Sirketi, Case No. CV 01 1200, United States District Court, Eastern District of New York. In our complaint, we assert claims against IBM for breach of contract and tortious interference with our business relations. We seek to recover damages on our claim for breach of contract equal to the remaining value of the subcontract with IBM, which amounts to at least $3.9 million. We also seek compensatory and punitive damages on our claim for tortious interference. Based on statements by IBM's counsel, we anticipate that IBM will file an answer denying liability and may also assert counterclaims against us. We intend to vigorously prosecute our claims against IBM and vigorously defend against any counterclaims. Discovery has not yet commenced in the case, and thus, we cannot assess the likelihood of a favorable verdict on our claims or the possible range of damages we might recover. Similarly, we cannot assess the likelihood of an adverse verdict on IBM's counterclaims or the range of possible damages, assuming IBM does assert counterclaims.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of Business Acquired

                  Not Applicable

(b)      Pro Forma Financial Information

                  Not Applicable

(c)      Exhibits

                  Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PHOENIX INTERNATIONAL, LTD., INC.



                                 By:     /s/ Bahram Yusefzadeh
                                         ---------------------------------------
                                             Bahram Yusefzadeh,
                                             Chief Executive Officer

Dated March 6, 2001